JPMORGAN TAX AWARE ENHANCED INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/06/04	California State Economic Recovery
		Bonds Series A, 5.00%, 07/01/06

Shares            Price         Amount
15,000,000 	  $106.21  	$15,930,750

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.50       N/A 	  0.22%	          0.22%

Broker
Lehman Brothers, Inc.

Underwriters of California State Economic Recovery
		Bonds, Series A, 5.00%, 07/01/06


Underwriters*     	                 Principal Amount
                                         ---------------
Total					  $6,921,515,000
				         ===============
*Principal amount of underwriters were not available at time of filing.



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/06/04	California State Economic Recovery
		Bonds Series B, 5.00%, 07/01/23

Shares            Price         Amount
4,400,000 	  $107.65  	$4,736,380

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.50       N/A 	  0.44%	          2.56%

Broker
Lehman Brothers, Inc.

Underwriters of California State Economic Recovery
                Bonds, Series B, 5.00%, 07/01/23


Underwriters*     	                 Principal Amount
                                         ---------------
Total					  $1,000,000,000
				         ===============
*Principal amount of underwriters were not available at time of filing.



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
08/24/04	Sovereign Bancorp

Shares            Price         Amount
7,400,000	  $100.00  	$7,400,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.20        N/A	2.47%	          2.85%

Broker
Lehman Brothers, Inc.

Underwriters of Sovereign Bancorp

Underwriters     	                Principal Amount
J.P. Morgan Securities, Inc.		$135,000,000
Lehman Brothers, Inc.			 135,000,000
Merrill Lynch, Inc.			  30,000,000
                                       -------------
Total                                   $300,000,000
				      ===============


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/21/04	Ford Motor Credit Co.

Shares            Price         Amount
1,830,000	  $100.00  	$1,830,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.18        N/A	0.13%	          0.13%

Broker
Goldman Sachs & Co.

Underwriters of Ford Motor Credit Co.

Underwriters*     	                Principal Amount

                                       -------------
Total                                   $1,400,000,000
				       ===============

*Principal amount of underwriters were not available at time of filing.



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/24/04	New Jersey State Transportation
		Trust Fund Authority, Trans-
		portation System, Ser. A

Shares            Price         Amount
15,000,000	  $106.50  	$15,975,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.38        N/A	2.65%	          3.53%

Broker
Bear Stearns Securities

Underwriters of New Jersey State Transportation
		Trust Fund Authority, Trans-
		portation System, Ser. A

Underwriters*     	                Principal Amount

                                       -------------
Total                                   $566,785,000
				      ===============

*Principal amount of underwriters were not available at time of filing.